                            AMENDMENT AND AGREEMENT



         AMENDMENT AND AGREEMENT, dated as of November 13, 1998 (this "Amendment"), to and in respect of the Master Loan and Security Agreement, dated as of May 15, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement", and as amended hereto, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Banking corporation (the "Lender").

                                    RECITALS

         The Borrower has notified the Lender that it is unable to comply with certain covenants and conditions contained in the Existing Loan Agreement. The Borrower has requested the Lender to agree to amend certain provisions of the Existing Loan Agreement as set forth in this Amendment. The Lender is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment (unless otherwise defined herein, terms defined in the Existing Loan Agreement are used herein as therein defined).

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                   SECTION 1
                     AMENDMENTS TO EXISTING LOAN AGREEMENT.

                  1.1 Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following new defined terms:

                           "`Amendment and Agreement' shall mean the Amendment
                  and Agreement, dated as of November 13, 1998, between the Borrower and the Lender."

                           "`Change of Control' shall mean a "Change of
                  Control", as defined in the Subordinated Debt Agreement."

                           "`Subordinated Debt Agreement' shall mean the
                  Subordinated Loan Agreement, dated as of November 13, 1998 between Lend Lease Investments Holdings, Inc. and the Borrower, as amended, modified and supplemented in accordance with the provisions of this Amendment."

                  1.2 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the word "and" at the end of clause (c) of the definition "Applicable Collateral Percentage", by replaceing the punctuation at the end of clause (d) thereof with "; and" and by adding the following clause (e) to the end thereof:

                           "(e) Notwithstanding the foregoing, from and after
                  November 13, 1998, the Applicable Collateral Percentage for each additional First Mortgage Loan pledged on or after such date pursuant to the Loan Agreement shall be 75%, and the Applicable Collateral Percentages listed in clauses (a) through (d) above, as applicable, shall continue to apply to any Collateral pledged prior to such date."

                 1.3 Section 1.01 of the Existing Loan Agreement is hereby amended (i) by deleting the introductory clause of the definition of "Applicable Margin" and substituting in lieu thereof the following new clause:

                           "`Applicable Margin' shall mean, for each Type of
                  Advance at all times prior to November 13, 1998, the corresponding percentage set forth below:"; and

         (ii) by inserting the following at the end of the definition thereof:

                           "and shall mean, for each Type of Advance (a) from
                  November 13,1998 through and including December 31, 1998, 1.50% and (b) on and after Juanuary 1, 1999, 2.00%."

                  1.4 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the words "the higher of (i) the Lender's Prime Rate and (ii)" from the definition of "Base Rate".

                  1.5 (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Eligible Assets" and substituting in lieu thereof the following new definition:

                           "`Eligible Assets' shall mean (a) at all times prior
                  to November 13, 1998, the collective reference to Eligible First Mortgage Loans, Eligible Mezzanine Loans, Eligible REO Property, Eligible Second Mortgage Loans and Eligible Securities, and (b) on and after the November 13, 1998, (i) First Mortgage Loans which are listed on Schedule 1 attached to the Amendment and Agreement and which otherwise satisfy the requirements for Eligible First Mortgage Loan, (ii) Eligible Assets which were pledged to the Lender prior to November 13, 1998 and which otherwise continue to satisfy the eligibility criteria for such Eligible Assets and (iii) Additional Securities (as defined in the Amendment and Agreement) so long as they satisfy the criteria for Eligible Securities."



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



                  1.6 Section 1.01 of the Existing Loan Agreement is hereby amended by inserting at the end of the definition of "Interest
         Expense" the phrase "other than Indebtedness under the Subordinated Debt Agreement."

                  1.7 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Maximum Committed Credit" and substituting in lieu thereof the following new definition:

                           "`Maximum Committed Credit' shall mean (a)
                  $90,000,000 until January 31, 1999 and (b) $50,000,000
                  thereafter."

                  1.8 Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following phrase after the word "GAAP" at the end of paragraph (a) of the definition of "Tangible Net Worth":

                           ", plus advances outstanding under the Subordinated
                  Debt Agreement".

                  1.9 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" and substituting in lieu thereof the following new definition:

                           "`Termination Date' shall mean March 31, 1999."

                  1.10 Section 2.09 of the Existing Loan Agreement is hereby amended by deleting the number "$500,000" in the second line thereof and substituting in lieu thereof "$90,000".

                  1.11 Section 2.14 of the Existing Loan Agreement is hereby deleted in its entirety.

                  1.12 Section 6.22(b) of the Existing Loan Agreement is hereby amended by deleting the figure "$100,000,000" therefrom and substituting in lieu thereof "$65,000,000 until January 1, 1999 and $50,000,000 thereafter".

                  1.13 Section 7.10(a) of the Existing Loan Agreement is hereby amended by deleting the figure "$100,000,000" therefrom and substituting in lieu thereof "$65,000,000 until January 31, 1999 and $50,000,000 thereafter".

                  1.14 Section 7.10 of the Existing Loan Agreement is hereby amended by adding the following Section (d):

                           "(d) Maintenance of Liquidity. The Borrower shall at
                  all times maintain cash or cash equivalents acceptable to the Lender in an amount not less than $10,000,000."



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



                  1.15 Section 8 of the Existing Loan Agreement is hereby amended by replacing the punctuation at the end of subsection (q) thereof with "; or" and by adding the following new subsections (r) and (s) at the end thereof:

                           "(r) Change of Control. A Change of Control shall
                  occur; or"

                           "(s) Amendment and Agreement. The Borrower shall
                  fail to perform any of its obligations under the Amendment and Agreement, and, in the case of Section 2.6 of the Amendment and Agreement, such failure to perform shall continue unremedied for a period of fourteen (14) days."

                                   SECTION 2
                                   COVENANTS

                  2.1 Financial Reporting. No later than 5:00 p.m., New York City time, on Monday of each week (or if such day is not a Business Day, the next succeeding Business Day), the Borrower shall deliver to the Lender an updated balance sheet as of the end of the previous week, which shall be in a form satisfactory to the Lender.

                  2.2 Amendment Fee. On or prior to the effective date of this Amendment, the Borrower shall pay to the Lender an amendment fee in an amount equal to $800,000.

                  2.3 Agreement Regarding Securities. The Borrower shall pledge and deliver to the Custodian for the benefit of the Lender the Bear Stearns Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class K (the "Additional Securities") as additional collateral for the Secured Obligations to be held by the Lender in accordance with the Loan Documents, and from and after the date hereof, the Additional Securities shall constitute Collateral under the Loan Agreement.

                  2.4 Purchase of Loans. The Borrower agrees to sell, and the Lender agrees to purchase, the mortgage loans listed on Schedule 2 attached hereto on or prior to November 16, 1998 pursuant to a Mortgage Loan Purchase Agreement substantially in the form of Exhibit A hereto, subject to satisfactory completion of due diligence by the Lender with respect to such mortgage loans.

                  2.5 Subordinated Debt. The Borrower shall not amend, modify or otherwise supplement the Subordinated Debt Agreement, other than amendments which are ministerial or operational in nature and not adverse to the interests of the Lender, without the prior written consent of the Lender. The Borrower agrees to deliver to the Lender a substantially final draft of any proposed amendment no later than 12:00 noon, New York City time, two Business Days prior to the proposed date of execution of such amendment and, no later than 12:00 noon, New York City time, two Business Days after the date of execution, a copy of the final executed amendment.



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



                  2.6 Asset Disposition Plan. Within fourteen (14) days following the date of this Amendment, the Borrower shall deliver to the Lender an asset disposition plan, in form and substance reasonably satisfactory to the Lender.

                  2.7 Borrowing Base Deficiency. No later than November 13, 1998, the Borrower shall pay to the Lender all amounts owing to the Lender pursuant to Section 2.09 of the Loan Agreement relating to any existing Borrowing Base Deficiency;

                                   SECTION 3
                                 EFFECTIVENESS

                  3.1 Effectiveness. This Amendment shall become effective upon:

                           (a) receipt by the Lender of evidence satisfactory
                  to the Lender that this Amendment has been duly executed and delivered by the Borrower;

                           (b) receipt by the Custodian for the benefit of the
                  Lender of the Securities referenced in Section 2.3 hereof;

                           (c) receipt by the Lender of the Subordinated Debt
                  Agreement, duly executed and delivered by the Borrower and Lend Lease Investments Holdings, Inc. ("Lend Lease"), in form and substance satisfactory to the Lender;

                           (d) disbursement to the Borrower of an advance under
                  the Subordinated Debt Agreement in an amount sufficient to permit the Borrower to comply with Section 7.10(a) of the Loan Agreement (but in any event not less than $17,000,000);

                           (e) receipt by the Lender of the amendment fee and
                  payment by the Borrower of all other expenses required to be paid in connection herewith or otherwise owing to the Lender or its counsel;

                           (f) receipt by the Lender of a legal opinion of
                  counsel to the Borrower and Lend Lease, in form and substance satisfactory to the Lender; and

                           (g) receipt by the Lender of an officer's
                  certificate which certifies that (i) no changes have been made to the corporate governing documents of the Borrower previously delivered to the Lender since such date of delivery, (ii) all representations and warranties contained in the Loan Agreement and this Amendment are true and correct and (iii) no Default or Event of Default shall have occurred and be continuing following consummation of the transactions contemplated hereby.

                                   SECTION 4
                         REPRESENTATIONS AND WARRANTIES



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



                  4.1 To induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that, after giving effect to the amendments and agreements provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                                   SECTION 5
                                 MISCELLANEOUS

                  5.1 Reservation of Rights. The Lender hereby advises the Borrower that, other than expressly provided herein, the Lender does not waive any Defaults or Events of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by the Lender under the Loan Documents and applicable law with respect to such Defaults or Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and the Lender reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time any of them deems appropriate in such respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents and (iii) to require that all Advances bear interest at the rates specified in the Loan Agreement. Nothing in this Amendment, and no extension of credit made by the Lender on or after the date hereof, shall be construed as an acknowledgment or determination by the Lender that no Default or Event of Default has occurred or is continuing.

                  5.2 No Other Amendments. Except as expressly amended hereby, the Existing Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                  5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  5.4 Expenses. The Borrower agrees to pay and reimburse the Lender for all of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

                  5.5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]



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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                  CHASTAIN CAPITAL CORPORATION



                                  By:
                                     ------------------------------
                                       Name:
                                       Title:



                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, as Lender



                                  By:
                                     ------------------------------
                                       Name:
                                       Title:



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



                                                                     Schedule 1

                 LOANS CAPABLE OF BEING ELIGIBLE MORTGAGE LOANS


1.       Country Squire             $30,500,000
2.       Shoppes at Longwood        $14,200,000

                                                                     Schedule 2

                         LOANS TO BE SOLD TO THE LENDER

                        [DESCRIPTION TO BE SUPPLEMENTED]



             Loan Name                        Applicable Spread for Sale
             ---------                        --------------------------

    1.       330 Whitney                               350 bps
    2.       Hampton Inn                               380 bps
    3.       3211 Scott                                350 bps
    4.       Eckerd                                    325 bps
    5.       Hollywood Video                           390 bps



Purchase Prices shall be calculated using a yield equal to the yield on the 4 3/4% of 11/08 10 year US Treasury plus the applicable spread indicated above.



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



                                                                      EXHIBIT A

                    Form of Mortgage Loan Purchase Agreement



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